UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 6, 2025

Aris Water Solutions, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40955	87-1022110
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9651 Katy Freeway, Suite 400

Houston, Texas 77024

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:

(832) 304-7003

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock, $0.01 par value per share	ARIS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On August 6, 2025, Aris Water Solutions, Inc., a Delaware corporation (the “Company”), and Aris Water Holdings, LLC, a Delaware limited liability company, entered into an Agreement and Plan of Merger (the “Merger Agreement”), with Western Midstream Partners, LP, a Delaware limited partnership (“WES”), Arrakis OpCo Merger Sub LLC, a Delaware limited liability company and direct subsidiary of WES, Arrakis Holdings Inc., a Delaware corporation and direct subsidiary of WES (“Arrakis Holdings”), Arrakis Unit Merger Sub LLC, a Delaware limited liability company and direct subsidiary of WES, and Arrakis Cash Merger Sub LLC, a Delaware limited liability company and direct subsidiary of Arrakis Holdings. WES and the Company issued a joint press release, dated August 6, 2025, announcing the execution of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1.

In connection with the announcement of the Merger Agreement, the Company provided a written communication containing questions and answers to its employees, which is attached hereto as Exhibit 99.2.

The information in this Item 7.01, including Exhibits 99.1and 99.2 to this Current Report on Form 8-K, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

To the extent required, the information included in Item 7.01 of this Current Report on Form 8-K is incorporated by reference into this Item 8.01.

No Offer or Solicitation

This communication relates to a proposed business combination transaction (the “Transaction”) between WES and the Company. This communication is for informational purposes only and does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval, in any jurisdiction, pursuant to the Transaction or otherwise, nor shall there be any sale, issuance, exchange or transfer of the securities referred to in this document in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Additional Information and Where to Find It

In connection with the Transaction, WES intends to file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that will include a proxy statement of the Company that will also constitute a prospectus of WES. The Transaction will be submitted to the Company’s stockholders for their consideration. WES and the Company may also file other documents with the SEC regarding the Transaction. The definitive proxy statement/prospectus (if and when available) will be mailed to the Company’s stockholders. This document is not a substitute for the registration statement and proxy statement/prospectus that will be filed with the SEC or any other documents that WES or the Company may file with the SEC or send to security holders of WES or the Company in connection with the Transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF WES AND THE COMPANY ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION WHEN IT BECOMES AVAILABLE AND ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND RELATED MATTERS.

Investors and security holders will be able to obtain free copies of the registration statement and the proxy statement/prospectus (when available), and all other documents filed or that will be filed with the SEC by WES or the Company through the website maintained by the SEC at https://www.sec.gov. Copies of documents filed with the SEC by WES will be made available free of charge on WES’s website at investors.westernmidstream.com, or by directing a request to Investor Relations, Western Midstream Partners, LP, 9950 Woodloch Forest Drive, Suite 2800, The Woodlands, TX 77380, Tel. No. (832) 636-1009. Copies of documents filed with the SEC by the Company will be made available free of charge on the Company’s website at ir.ariswater.com or by directing a request to Investor Relations, Aris Water Solutions, Inc., 9651 Katy Freeway, Suite 400, Houston, TX 77024, Tel. No. (832) 304-7003.

Participants in the Solicitation

WES, its general partner and its general partner’s director and officers and the Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the Transaction.

Information regarding directors and executive officers of WES’s general partner, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth (i) in WES’s Annual Report on Form 10-K for the year ended December 31, 2024, including under Part III, Item 10. Directors, Executive Officers, and Corporate Governance, Part III, Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters and Part III, Item 13. Certain Relationships and Related Transactions, and Director Independence, which was filed with the SEC on February 26, 2025 and is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0001423902/000142390225000033/ wes-20241231.htm and (ii) to the extent holdings of WES’s securities by the directors or executive officers of its general partner have changed since the amounts set forth in WES’s Annual Report on Form 10-K for the year ended December 31, 2024, such changes have been or will be reflected on Initial Statement of Beneficial Ownership of Securities on Form 3, Statement of Changes in Beneficial Ownership on Form 4, or Annual Statement of Changes in Beneficial Ownership on Form 5 filed with the SEC, which are available at https://www.sec.gov/cgi-bin/own-disp?action=getissuer& CIK=0001423902.

Information regarding the Company’s executive officers and directors, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth (i) in the Company’s definitive proxy statement for its 2025 Annual Meeting of Stockholders, including under the headings “Proposal One — Election of Directors,” “Executive Officers,” “Executive Compensation,” “Certain Relationships and Related Party Transactions” and “Beneficial Ownership of Securities,” which was filed with the SEC on April 9, 2025 and is available at https://www.sec.gov/Archives/edgar/data/1865187/000119312525076892/d881669ddef14a.htm, and the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on February 27, 2025 and is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0001865187/000155837025001818/aris-20241231x10k.htm and (ii) to the extent holdings of the Company’s securities by its directors or executive officers have changed since the amounts set forth in the Company’s definitive proxy statement for its 2025 Annual Meeting of Stockholders, such changes have been or will be reflected on Initial Statement of Beneficial Ownership of Securities on Form 3, Statement of Changes in Beneficial Ownership on Form 4, or Annual Statement of Changes in Beneficial Ownership on Form 5 filed with the SEC, which are available at https://www.sec.gov/cgi-bin/own-disp?action=getissuer&CIK=0001865187.

Investors may obtain additional information regarding the direct and indirect interests of those persons and other persons who may be deemed participants in the Transaction by reading the proxy statement/prospectus regarding the Transaction and other relevant materials to be filed with the SEC regarding the Transaction when they become available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from WES or the Company as described above.

Forward-Looking Statements

The foregoing contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements, other than statements of historical fact, included in this communication that address activities, events or developments that WES or the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. Words such as “estimate,” “project,” “predict,” “believe,” “expect,” “anticipate,” “potential,” “create,” “intend,” “could,” “may,” “should,” “foresee,” “plan,” “will,” “guidance,” “outlook,” “goal,” “future,” “assume,” “forecast,” “focus,” “work,” “continue” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements include, but are not limited to, statements regarding the Transaction, the parties’ ability to complete the Transaction and expected timing of completion, descriptions of the combined company and its operations, integration and transition plans, synergies, opportunities and anticipated future performance. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. These include the expected timing and likelihood of completion of the Transaction, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the Transaction that could reduce anticipated benefits or cause the parties to abandon the Transaction, the ability to successfully integrate the businesses, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, the possibility that stockholders of the Company may not approve the merger agreement, the risk that the parties may not be able to satisfy the conditions under the merger agreement in a timely manner or at all, risks related to disruption of management time from ongoing business operations due to the Transaction, the risk that any announcements relating to the Transaction could have adverse effects on the market price of WES’s common units or the Company’s Class A common stock, the risk that the Transaction and its announcement could have an adverse effect on the ability of WES or the Company to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on their operating results and businesses generally, the risk the pending Transaction could distract management of both entities and they will incur substantial costs, the risk that problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected, the risk that the combined company may be unable to achieve synergies or it may take longer than expected to achieve those synergies and other important factors that could cause actual results to differ materially from those projected. All such factors are difficult to predict and are beyond WES’s or the Company’s control, including those detailed in WES’s most recent Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K that are available on its website at investors.westernmidstream.com and on the SEC’s website at https://www.sec.gov, and those detailed in the Company’s most recent Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K that are available on the Company’s website at ir.ariswater.com and on the SEC’s website at https://www.sec.gov. All forward-looking statements are based on assumptions that WES or the Company believe to be reasonable but that may not prove to be accurate. Any forward-looking statement speaks only as of the date on which such statement is made, and WES and the Company undertake no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release, dated August 6, 2025, announcing entry into the Merger Agreement.

99.2	Aris Water Solutions & Western Midstream Merger – Employee FAQs, dated August 6, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 6, 2025

ARIS WATER SOLUTIONS, INC.

By:	/s/ Robert W. Hunt Jr.
Name:	Robert W. Hunt Jr.
Title:	Chief Legal Officer and Corporate Secretary

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